© 2018 Valley National Bank®. Member FDIC. Equal Opportunity Lender. All Rights Reserved. 4Q 2017 Earnings Conference Call Presentation Exhibit 99.2

Forward Looking Statements The foregoing contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are not historical facts and include expressions about management’s confidence and strategies and management’s expectations about new and existing programs and products, acquisitions, relationships, opportunities, taxation, technology, market conditions and economic expectations. These statements may be identified by such forward-looking terminology as “should,” “expect,” “believe,” “view,” “opportunity,” “allow,” “continues,” “reflects,” “typically,” “usually,” “anticipate,” or similar statements or variations of such terms. Such forward-looking statements involve certain risks and uncertainties. Actual results may differ materially from such forward-looking statements. Factors that may cause actual results to differ materially from those contemplated by such forward- looking statements include, but are not limited to: weakness or a decline in the economy, mainly in New Jersey, New York and Florida, as well as an unexpected decline in commercial real estate values within our market areas; less than expected cost reductions and revenue enhancement from Valley's cost reduction plans including its earnings enhancement program called "LIFT"; higher or lower than expected income tax expense or tax rates, including increases or decreases resulting from the impact of the Tax Act and other changes in tax laws, regulations and case law; damage verdicts or settlements or restrictions related to existing or potential litigations arising from claims of breach of fiduciary responsibility, negligence, fraud, contractual claims, environmental laws, patent or trade mark infringement, employment related claims, and other matters; the loss of or decrease in lower-cost funding sources within our deposit base may adversely impact our net interest income and net income; cyber attacks, computer viruses or other malware that may breach the security of our websites or other systems to obtain unauthorized access to confidential information, destroy data, disable or degrade service, or sabotage our systems; results of examinations by the OCC, the FRB, the CFPB and other regulatory authorities, including the possibility that any such regulatory authority may, among other things, require us to increase our allowance for credit losses, write-down assets, require us to reimburse customers, change the way we do business, or limit or eliminate certain other banking activities; changes in accounting policies or accounting standards, including the new authoritative accounting guidance (known as the current expected credit loss (CECL) model) which may increase the required level of our allowance for credit losses after adoption on January 1, 2020; our inability or determination not to pay dividends at current levels, or at all, because of inadequate future earnings, regulatory restrictions or limitations, changes in our capital requirements or a decision to increase capital by retaining more earnings; higher than expected loan losses within one or more segments of our loan portfolio; unanticipated loan delinquencies, loss of collateral, decreased service revenues, and other potential negative effects on our business caused by severe weather or other external events; unexpected significant declines in the loan portfolio due to the lack of economic expansion, increased competition, large prepayments, changes in regulatory lending guidance or other factors; the failure of other financial institutions with whom we have trading, clearing, counterparty and other financial relationships; the risk that the businesses of Valley and USAB may not be combined successfully, or such combination may take longer or be more difficult, time-consuming or costly to accomplish than expected; the diversion of management's time on issues relating to merger integration; the inability to realize expected cost savings and synergies from the merger of USAB with Valley in the amounts or in the timeframe anticipated; and the inability to retain USAB’s customers and employees. A detailed discussion of factors that could affect our results is included in our SEC filings, including the “Risk Factors” section of our Annual Report on Form 10-K for the year ended December 31, 2016 and Quarterly Report on Form 10-Q for the period ended September 30, 2017. We undertake no duty to update any forward-looking statement to conform the statement to actual results or changes in our expectations. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. 2

Highlights 3 1Refer to the appendix regarding the reconciliation of certain non-GAAP financial measures. Reported Reported Adjusted1 Adjusted1 4Q17 3Q17 2017 2016 4Q17 3Q17 2017 2016 Return on Average Assets 0.44% 0.67% 0.69% 0.76% 0.83% 0.79% 0.82% 0.76% Efficiency Ratio 68.3% 69.4% 66.0% 66.0% 57.4% 59.2% 58.9% 61.2% Diluted Earnings Per Share $0.09 $0.14 $0.58 $0.63 $0.18 $0.17 $0.69 $0.63    Solid Relative Performance in 2017 Despite Substantial Investment and Repositioning 1 2 3 4  Valley initiated Phase 1 of its 3 year, ~$50 million, technology infrastructure plan  Project LIFT implementation has begun; We remain on track to hit our targets  Acquisition of USAmeriBancorp, Inc. (closed effective January, 1, 2018)  Completed senior management succession plan for 2018 Investing Executing Integrating Repositioning

• Closed USAmeriBank acquisition on January 1, 2018 • Systems consolidation expected to occur in the first half of 2Q 2018 • Long track record of successful conversions • USAmeriBank timeline consistent with recent acquisitions Year Institution Name* Assets* ($mil) Days to Convert 2018 USAmeriBank 4,228 ~125 2015 CNLBank 1,365 90 2014 1st United Bank 1,738 122 2012 State Bank of Long Island 1,578 90 2010 The Park Avenue Bank 509 91 2010 LibertyPoint Bank 210 86 2008 Greater Community Bank 976 40 2005 NorCrown Bank 622 50 2005 Shrewsbury Bank 424 51 2001 Merchants Bank 1,370 103 4 Merger Closing & Integration *Principal subsidiary bank of the acquired bank holding company. Assets represent total consolidated assets acquired.

$8.8 $9.4 $5.1 $5.2 $3.4 $3.6 3Q 2017 4Q 2017 0.2% 2.1% 14.3% 0% 10% 20% 30% 40% 2017Florida New York New Jersey 5 $734mm Reduction in short-term borrowings to $749mm Deposit & Balance Sheet Funding Solid Deposit Growth1 ($ in billions) Deposit Beta by Region for Current Cycle (3Q15 – 4Q17)2 +$841mm Total deposits from 9/30 /17 to 12/31/17 +19% Q/Qa 1Growth rates represent the quarter over quarter change, annualized (Q/Qa); 2Represents the change in the monthly average rate for Valley in each respective region as a percentage of the change in the monthly average effective federal funds rate from September 30, 2015 to December 31, 2017; excludes government deposits. Noninterest Bearing +$126mm or 10% Q/Qa Savings, Now & MM +$572mm or 26% Q/Qa Time +$143mm or 17% Q/Qa  Diversified geographic mix of deposits is proving to be a successful strategy Consolidated: 8.4%

$1.0 $1.1 $1.0 $1.3 3.75% 3.85% 3.79% 4.00% Q1 2017 Q2 2017 Q3 2017 Q4 2017 Origination Volume Yield on New Originations 6 Loans & Loan Growth Yield & Volume of Loan Originations ($ in billions) Diversified Loan Portfolio by Product & Region1  2017 loan growth up 6.4%, including sale of residential mortgage loans  Well-positioned for organic growth in 2018 (proforma USAmeriBank); • Targeting total loan growth of 8-10% (7-9% after portfolio sales) • Florida loan growth of 10-12%  Opportunity to enhance fees in existing portfolio 1Balance sheet data is as of the December 31, of the year indicated; 2Florida includes the proforma impact of USAmeriBank outstanding loan balances for both Florida and Alabama as of September 30, 2017. 15.6% 18.9% 10.8% 22.1% 13.0% 15.0% 4.6% Construction Owner Occupied CRE Residential Mortgage Commercial & Industrial Multifamily Non-owner Occupied CRE Consumer $18.3bn 2017 37% 39% 32% 50% 48% 40% 13% 13% 28% 2016 2017 2017 Proforma USAB Florida New Jersey New York 2 1

Taxi Medallion 9/30/17 12/31/17 Related Reserves as a % of Total Exposure 5.5% 7.7% Total Exposure $139 million $137 million 7 0.75% $18.3 billion Total Loans Credit Quality Net Charge-offs and Non-accrual Loans Reflect Conservative Underwriting Standards Outstanding balance as of December 31, 2017 0.03% 0.02% 0.01% 2015 2016 2017 NCOs/Avg. Loans1 0.39% 0.22% 0.26% 2015 2016 2017 Nonaccruals/Loans2 1Represents net charge-offs as a percentage of average loans for the year indicated; 2Represents nonaccrual loans as a percentage of total outstanding loans as of December 31, of the year indicated

• Net interest margin1 (ex-swap fee income) has been stabilizing • Favorable balance sheet trends combined with promising new loan yield bode well for net interest income growth • Anticipate 6 basis points of positive impact to NIM from USAmeriBank in 1Q18 8 Net Interest Income $164.7 $171.1 $166.9 $173.9 3.14% 3.20% 3.08% 3.17% 3.13% 3.12% 3.07% 3.13% 1Q 2017 2Q 2017 3Q 2017 4Q 2017 NII ($mil) Reported NIM NIM (ex-swap fee income) Net Interest Margin Stability in 2017 1Net interest margin is presented on a tax equivalent basis; NIM ex-swap fee income excludes commercial loan fee income related to derivative interest rate swaps executed with customers. 1

• Transforming Residential Mortgage gain-on sale business from refinance driven to home purchase focused – More predictable origination volume vs. refinance activity • 4Q 2017 residential mortgage application volume was over $450 million • We believe we are on track to achieve > $1.5 billion in residential originations in 2018 9 Noninterest Income Trends $79,557 $81,195 $82,627 $4,245 $22,030 $20,814 $0.5bn $0.9bn $1.0bn $1.5bn+ 2015 2016 2017 2018E All Other Noninterest Income ($000) Net Gain on Sale of Loans ($000) Residential Mortgage Originations Net Gain on Sale of Loans Proforma USAmeriBank Noninterest Income Emphasis on Home Purchase Gain on Sale 15% Purchase 85% Refinance 54% Purchase 46% Refinance 15% Purchase 85% Refinance 73% Purchase 27% Refinance

$476.1 $485.0 $400 $500 $600 2016 2017 "Base" 2018E 2019E Resi. Mortgage Commissions USAB Noninterest Expense Tax Act Impact USAB Merger Expense LIFT Related Expense "Base" Noninterest Expense 10 Expense Management 61.2% 58.9% 2016 2017 2018 2019 Long-Term Goal Project LIFT Status & Timing1 ($ in millions) Adjusted Efficiency Ratio3 Disciplined Expense Management Expected to Positively Impact Expense Trends4 ($mil) 1Figures are on a pre-tax basis; 2Represents the estimated realized benefit for the program at June 30, 2018; 3Refer to the appendix regarding the calculation for non-GAAP financial measures. 4 “Base” expenses refer to reported noninterest expense, less LIFT related expense, merger charges, Tax Act related non-recurring impact, and mortgage commissions. $3.0 $2.6 $11.9 $5.6 $16.4 3Q 2017 4Q 2017 1H 2018E Progress Remaining Benefit Reduction in Op Ex through 4Q 2017 We believe we are on pace to achieve $22 million target $5.6 $3.0 “Base” Noninterest Expense begins to trend down 2 < 55%

$1,595 $1,590 $733 $733 $210 $210 3Q17 4Q17 • Common Equity Tier 1 Capital Ratio of 9.2% (flat with previous quarter) • Go-forward effective tax rate in range of 21%-23% • Expect to earn-back our capital charge (total $22.6 million) related to Tax Reform within 2 quarters • Over the next two years we plan to reinvest approximately 15% or our annualized earnings benefit from tax reform on: – Facilities & Infrastructure • Reinvestment of additional earnings from tax reform is included in expense outlook on page 10 11 Tax Act Implications & Capital Footnote: Preferred Stock Goodwill & Other Intangible Assets Tangible Common Equity Shareholders’ Equity ($ in millions)

Non-GAAP Disclosure Reconciliations 12 Three Months Ended Years Ended December 31, September 30, December 31, December 31, December 31, ($ in thousands, except for share data) 2017 2017 2016 2017 2016 Adjusted net income available to common shareholders: Net income, as reported $26,098 $39,649 $50,090 $161,907 $168,146 Add: LIFT program expenses (net of tax)* — 5,753 — 5,753 — Add: Merger related expenses (net of tax)** 1,073 1,200 — 2,274 — Add: Amortization of tax credit investments (Tax Act Impact Only) 4,271 — — 4,271 — Add: Income Tax Expense (Tax Act Impact Only) 18,290 — — 18,290 — Net income, as adjusted $49,732 $46,602 $50,090 $192,495 $168,146 Dividends on preferred stock 3,172 2,683 1,797 9,449 7,188 Net income available to common shareholders, as adjusted $46,560 $43,919 $48,293 $183,046 $160,958 _____________ * LIFT program expenses are primarily within professional and legal fees, and salary and employee benefits expense. ** Merger related expenses are primarily within professional and legal fees. Three Months Ended Years Ended December 31, September 30, December 31, December 31, December 31, ($ in thousands, except for share data) 2017 2017 2016 2017 2016 Adjusted per common share data: Net income available to common shareholders, as adjusted $46,560 $43,919 $48,293 $183,046 $160,958 Average number of shares outstanding 264,332,895 264,058,174 256,422,437 264,038,123 254,841,571 Basic earnings, as adjusted $0.18 $0.17 $0.19 $0.69 $0.63 Average number of diluted shares outstanding 265,288,067 264,936,220 256,952,036 264,889,007 255,268,336 Diluted earnings, as adjusted $0.18 $0.17 $0.19 $0.69 $0.63

Non-GAAP Disclosure Reconciliations 13 Three Months Ended Years Ended December 31, September 30, December 31, December 31, December 31, ($ in thousands) 2017 2017 2016 2017 2016 Adjusted annualized return on average assets: Net income, as adjusted $49,732 $46,602 $50,090 $192,495 $168,146 Average assets $23,907,011 $23,604,252 $22,679,991 $23,478,799 $22,044,874 Annualized return on average assets, as adjusted 0.83% 0.79% 0.88% 0.82% 0.76% Three Months Ended Years Ended December 31, September 30, December 31, December 31, December 31, ($ in thousands) 2017 2017 2016 2017 2016 Adjusted efficiency ratio: Non-interest expense $136,317 $132,565 $124,829 $509,073 $476,125 Less: LIFT program expenses (pre-tax) — 9,875 — 9,875 — Less: Merger-related expenses (pre-tax) 1,378 1,241 — 2,620 — Less: Amortization of tax credit investments (pre-tax) 20,302 8,389 13,384 41,747 34,744 Non-interest expense, as adjusted 114,637 113,060 111,445 454,831 441,381 Net interest income 171,969 164,854 164,395 668,312 618,149 Non-interest income 27,604 26,088 32,660 103,441 103,225 Gross operating income $199,573 $190,942 $197,055 $771,753 $721,374 Efficiency ratio, as adjusted 57.44% 59.21% 56.56% 58.93% 61.19% Three Months Ended December 31, September 30, June 30, March 31, December 31, ($ in thousands) 2017 2017 2017 2017 2016 Adjusted Net Interest Margin: Net Interest Income - FTE $173,876 $166,878 $171,086 $164,702 $166,601 Less: Commercial Loan Fees from Interest Rate Swaps (pre-tax) 2,544 910 4,140 661 5,035 Net Interest Income, as adjusted 171,332 165,968 166,946 164,041 161,566 Average Interest Earning Assets 21,932,539 21,642,846 21,416,670 20,949,464 20,388,486 Net Interest Margin - FTE, as adjusted 3.13% 3.07% 3.12% 3.13% 3.17%

For More Information Log onto our web site: www.valleynationalbank.com E-mail requests to: rkraemer@valleynationalbank.com Call Rick Kraemer, Investor Relations Officer, at: (973) 686-4817 Write to: Valley National Bank 1455 Valley Road Wayne, New Jersey 07470 Attn: Rick Kraemer, Investor Relations Officer Log onto our website above or www.sec.gov to obtain free copies of documents filed by Valley with the SEC 14